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                                                                    EXHIBIT 99.1

                                VOTING AGREEMENT

                  THIS VOTING AGREEMENT (this "Voting Agreement"), dated as of February 12, 1999, is by and between NSC Holdings, Inc., a Delaware corporation ("Holdings"), and Waste Management, Inc., a Delaware corporation ("Waste Management").

                              W I T N E S S E T H:

                  WHEREAS, NSC Corporation, a Delaware corporation ("NSC"), Waste Management, Holdings and NSC Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Holdings ("Merger Subsidiary") are, concurrently with the execution of this Agreement, entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, upon the terms and subject to the conditions thereof, that Merger Subsidiary will be merged with and into NSC in accordance with the General Corporation Law of the State of Delaware (the "Merger"), whereby each share of common stock, par value $.01 per share, of NSC (the "Common Stock") issued and outstanding immediately prior to the effective time of the Merger (other than Dissenting Shares (as defined in the Merger Agreement) and any shares of Common Stock held in the treasury of NSC) will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

                  WHEREAS, Waste Management currently owns, through its affiliates, approximately 54% of the outstanding shares of Common Stock (the "Waste Management Shares"); and

                  WHEREAS, in order to induce Holdings to enter into the Merger Agreement, Waste Management has agreed to enter into this Voting Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Waste Management and Holdings hereby agree as follows.

                  1. REPRESENTATIONS AND WARRANTIES OF WASTE MANAGEMENT. Waste Management represents and warrants to Holdings as follows:

                  (a) Waste Management is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Waste Management has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.

                  (c) The execution and delivery of this Agreement by Waste Management and the consummation by Waste Management of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Waste Management.

                  (d) This Agreement has been duly executed and delivered by Waste Management and constitutes a legal, valid and binding obligation of Waste Management, enforceable against Waste Management in accordance with its terms, except as enforceability

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may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and general principles of equity.

     Section 2. VOTING OF THE WASTE MANAGEMENT SHARES. For so long as this Agreement is at effect, at any meeting of the stockholders of NSC called to consider and vote to approve the Merger and the Merger Agreement and the transactions contemplated thereby, Waste Management shall vote or cause to be voted all of the Waste Management Shares in favor thereof.

     Section 3. TERMINATION. This Agreement shall terminate upon the earlier to occur of the consummation of the Merger or the termination of the Merger Agreement without the consummation of the Merger.

     Section 4. AMENDMENT; ASSIGNMENT. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other party.

     Section 5. EXPENSES. Each party shall bear its own expenses and costs in connection with this Agreement and the transactions contemplated hereby.

     Section 6. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 7. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

       (a) If to Waste Management, to: Waste, Management, Inc.
                                       1001 Fannin
                                       Suite 4000
                                       Houston, Texas 77002
                                       Telecopy No.:  (713) 209-9711
                                       Attention:  Gregory T. Sangalis, Esq.

           with a copy to:             Seyfarth, Shaw, Fairweather & Geraldson
                                       55 East Monroe Street
                                       Suite 4200
                                       Chicago, Illinois 60603
                                       Telecopy No.:  (312) 269-8869
                                       Attention:  Thomas A. Witt, Esq.


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       (b) If to Holdings, to:         NSC Holdings, Inc.
                                       6049 Heards Drive
                                       Atlanta, Georgia 30328
                                       Telecopy No.:  (770) 541-1930
                                       Attention:  Martin O'Halloran

           with a copy to:             Porter & Hedges L.L.P.
                                       700 Louisiana, 35th Floor
                                       Houston, Texas 77002
                                       Telecopy No.:  (713) 228-1331
                                       Attention:  John M. Ransom, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

                  Section 8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the principles of conflicts of law thereof.

                  Section 9. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity and enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, or shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                  Section 10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  Section 11. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  Section 12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, each of the parties has caused this
Agreement to be executed on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

                                 WASTE MANAGEMENT, INC.


                                 By:  /s/ GREGORY T. SANGALIS
                                      ------------------------------------------
                                      Name:  Gregory T. Sangalis
                                      Title: Senior Vice President and Secretary



                                 NSC HOLDINGS, INC.


                                 By:  /s/ MARTIN O'HALLORAN
                                      ------------------------------------------
                                      Name:  Martin O'Halloran
                                      Title: Chairman


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